Exhibit 10.1
STANDARD FORM OF LOFT LEASE
The Real Estate Board of New York, Inc.
Agreement of Lease, made as of this day of March 19, 2005, between PDN, LLC, 217-220 Linden Blvd., Cambria Hts., NY 11411 party of the first part, hereinafter referred to as OWNER, and Nara Bank, 16 West 32nd Street, New York, NY 10001 party of the second part, hereinafter referred to as TENANT,
Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Rooms 601, 602 and 603 in the building known as 16 West 32nd Street in the Borough of Manhattan, City of New York, for the term of Five years (or until such term shall sooner cease or expire as herein after provided) to commence on the 1st day of April two thousand five, and to end on the 31st day of March, two thousand ten and both dates inclusive, at an annual rental rate of See Clause 64.
which Tenant agrees to pay in lawful money of the United. States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).
     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner’s predecessor in interest, Owner may at Owner’s option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.
     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:	1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:	2. Tenant shall use and occupy demised premises
     See Clause 79.
provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.
Alterations:
3. Tenant shall make no changes in or to the demised premises of any nature without Owner’s prior written consent. Subject to the prior written consent or Owner, and to the provisions of this article, Tenant, at Tenant’s expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect Utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alteration, addition, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant’s contractors and sub-contractors to carry such workman’s compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic’s lien in filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant’s expense, by payment or filing the bond required by Law or otherwise, All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant’s behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days a prior to the date fixed as the termination of this lease, elects to relinquish Owner’s right thereto and to have them removed by Tenant, in which event the same shall be removed front the demised premises by Tenant prior to the expiration of the lease, at Tenant’s expense, Nothing in this Article shall be construed to give Owner title or to prevent Tenant’s removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant’s removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner’s property or removed from the premises by Owner, at Tenant’s expense.
Repairs:
4. Owner shall maintain and repair the exterior of and the public portion of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenences therein and at Tenant’s sole cost and expense promptly make all repairs a thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant’s servants, employees, invitees or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6, Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant’s fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. It Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefore. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant’s servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant’s sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.
Window Cleaning:
5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned front the outside in, violation of Section 202 of the New York State Labor law or any other applicable law or of the Rules of the Board or Standards and Appeals, or of any other Board or body having or asserting jurisdiction.
Requirements of Law, Fire Insurance:
6. Prior to the commencement of the lease term, If Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant’s sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant’s use or manner of use thereof, or, with respect to the building, if arising out of Tenant’s use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repair or allocations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto, Tenant shall not do or permit any act or thing to be done in or to the demised premise which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the life Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority hiving jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant’s occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged, because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or “make-up” or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which if was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant’s expense, in settings sufficient, in Owner’s judgement, to absorb and prevent vibration, noise and annoyance.
Subordination:
7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacement and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.
Tenant’s Liability Insurance Property Lost, Damage, Indemnity:
8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, not for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason Whatsoever including, but not limited to Owner’s own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney’s fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant’s agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant’s agents, contractors, employees, invitees or licensees. Tenant’s liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim. Tenant, upon written notice from Owner, will, at Tenant’s expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.
Destruction, Fire and Other Casualty:
9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth, (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable, (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent, and other items of additional trail as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner’s right to elect not to restore the same as hereinafter provided, (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events Owner may elect to terminate this lease by written notice to Tenant, given within 90 days, after such fire of casually, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner’s rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenants Unless Owner shall serve a termination notice as provided for herein. Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner’s control. After any such casualty Tenant shall cooperate with Owner’s restoration by removing from the premises as promptly as reasonably possible, all of Tenant’s salvageable inventory and movable equipment, furniture, and other property. Tenant’s liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant’s occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner’s obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casually, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors’ insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant’s furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 277 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.
Eminent Domain:
10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Do main for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant’s moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner’s award.
Assignment, Mortgage, Etc,:
11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.
Electric Current:
12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto, Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner’s opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.
Access to Premises:
13. Owner or Owner’s agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant’s failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, like all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon

Rider to be added if necessary.

the demised premises the usual notices “To Let” and “For Sale” which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit in entry into the demised premises, Owner or Owner’s agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant’s, property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant’s property therefrom. Owner may immediately enter, alter, removable or redecorate the demised premises without limitation or abatement of rent or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant’s obligation hereunder.
Vault, Vault Space, Area:
14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/ or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.
Occupancy:
15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner’s work, if any, In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license, or permit shall be required for the proper and lawful conduct of Tenants’s business, Tenant shall be responsible for and shall procure and maintain such license or permit.
Bankruptcy:
16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant’s interest in this lease.
       (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.
Default:
17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment or rent or additional rent; or if the demised premises becomes vacant or deserted “or if this lease be rejected under § 235 of Title 11 of the U.S. Code (bankruptcy code);” or if any execution or attachment shall be issued against Tenant or any of Tenant’s property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days’ notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and Completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.
       (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any Other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.
Remedies of Owner and Waiver of Redemption:
18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner’s option be less than or exceed due period which would Otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant’s covenants herein contained any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant’s liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys’ fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may; at Owner’s option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner’s sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.
Fees and expenses:
19. If Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and Without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney’s fees, in instituting. prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant’s default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant’s lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.
Building Alterations and Management:
20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, Stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner’s imposition of any controls of the manner of access to the building by Tenant’s social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:
21. Neither Owner nor owner’s agents have made any representations or portions with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same “as is” on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to talent defects. All understandings and agreements heretofore made between the parties hereof are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective in change, modify discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.
End of Term:
22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.
Quiet Enjoyment:
23. Owner covenants and agrees which Tenant that upon Tenant paying the rent and additional rent and observing and preforming all the terms, covenants and conditions, on Tenant’s part to be observed and performed Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.
Failure to Give Possession:
24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner’s inability to obtain possession or complete any work required) until after Owner shall have give Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law.
No Waiver:
25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner’s right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks lendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner’s agents during the terms hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner, or Owner’s agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.
Waiver of Trial by Jury:
26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waiver trial by jury in any action, proceeding or counterclaim [ILLEGIBLE] by either of the parties hereto against the other (except for person [ILLEGIBLE] or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant’s use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.
Inability to perform:
27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions , alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner’s sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivison thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.
Bills and Notices:
28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises from a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.
Water Charges:

29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge). Owner may install a water meter and thereby measure Tenant’s water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant’s occupancy. Tenant shall keep said meter and installation equipment in good working order and repair at Tenant’s own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order of regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month,            % ($            ) of the total meter charges as Tenant’s portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.
Sprinklers:

30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant’s business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company. Tenant shall, at Tenant’s expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $          , on the first day of each month during the term of this lease, as Tenant’s portion of the contract price for sprinkler supervisory service.
Elevators, Heat, Cleaning:
31. As long as Tenant is not is default under any the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 a.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8

Space to be filled in or deleted.

a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants, Tenant shall, at Tenant’s expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant’s refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements, or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.
Security:

32. Tenant has deposited with owner the sum of $ 17,577.00 as security for the faithful performance and observance by Tenant of the terms provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenants default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the relating of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or the Lease and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignments, encumbrance, attempted assignment or attempted encumbrance.
Caption:
33. The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.
Definition:
34. The term “Owner” as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The term “rent” includes the annual rental rate weather so expressed or expressed in monthly installments, and “additional rent” “Additional rent” means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term “business days” as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed,
Adjacent Excavation Shoring:
35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause much excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.
Rules and Regulations:
36. Tenant and Tenant’s servants employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulation annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner’s agents may from time to time adopt Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be constructed to impose upon Owner any duty or obligation to enforce the Rules or Regulations or terms, covenants or conditions any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.
Glass:
37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant’s expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.
Estoppel certificate:
38. Tenant, at any time, and from time to time, upon at least 10 days’ prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, if so, specifying each such default .
Directory Board Listing:
39. If at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other then Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment subletting by Tenant to such person or persons.
Successors and Assigns:
40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executions, administrators’, administrators, successors and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner’s state and interest in the land and building for the satisfaction Tenant’s remedies for the collection of a judgement (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant’s use and occupancy of the demised premises,

Space to be filled in or deleted.
In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner

[L.S]

Witness for Tenant

[L.S]

RIDER ATTACHED TO AND FORMING PART OF LEASE BETWEEN PND, LLC, A NEW YORK LIMITED LIABILITY COMPANY, AS LANDLORD AND NARA BANK, AS TENANT COVERING PREMISES LOCATED AT ROOMS 601, 602, 603 IN THE BUILDING KNOWN AS 16 WEST 32ND STREET, NEW YORK, NEW YORK
41. TAX INCREASES
The Tenant agrees to pay as additional rent annually during the terms of this lease six percent (6%) of any increase in the Real Estate Tax (as such term is hereinafter defined) above those for the fiscal year 2004/2005. Such additional rent shall be paid when the Tax becomes fixed and within ten (10) days after demand there for by the Owner and shall be collectible as additional rent. For the final year of the lease term the Tenant shall be obligated to pay only a pro rata share of such percentage of any such increase in taxes. Tax bills (except as hereinafter provided) shall be conclusive evidence of the amount of such taxes and shall be used for the calculation of the amounts to be paid by Tenant.
The term “Real Estate Taxes” shall mean all the real estate taxes and assessments, special or otherwise, assessed or imposed by Federal, State or Local Governments against or upon the building of which the Premises form a part and the land upon which it is erected. If due to change in the method of taxation, any franchise, income, profit tax, or other payment, shall be levied against Landlord in whole or part in substitution for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit or other tax or payment shall be deemed to be a Real Estate Tax for the purposes hereof. If Owner should incur expense in connection with Owner’s endeavor to reduce or prevent increase in assessed valuation, Tenant shall be obligated to pay as additional rent the amount computed by multiplying the percent set forth in line 2 hereof times such expense, and such amount shall be due and payable upon demand by Owner and collectible in the same manner as annual rent. The obligation to make any payments of additional rent pursuant to this Article shall survive the expiration or other termination of this lease.
42. EXCULPATORY CLAUSE
In any action brought to enforce the obligations of Owner under this lease, any Judgment or decree shall be enforceable against Owner only to the extent of Owner’s interest in the building of which the Premises form a part, and no such judgment shall be the basis of execution on, or be a lien on assets of Owner or any assets of any party being a partner or stockholder in Owner, other than the interest in said building.
43. DEPOSIT OF CHECKS
Owner’s deposit of any cheeks delivered by Tenant simultaneously with Tenant’s execution of this lease shall not constitute Owner’s execution and delivery of this lease.
44. PARTIAL PAYMENT

If Owner receives from Tenant any payment (partial payment) less than the sum of the fixed annual rent, additional rent and other charges then due and owing pursuant to the terms of this lease, Owner in its sole discretion, may allocate such Partial Payment in whole or in part to any fixed annual rent, any additional rent and or any other charges or to any combination thereof.
45. NOTICES
Whenever Owner is required or permitted to send any notice or demand to Tenant under or pursuant to this lease, it may be given by Owner’s agent, attorney, executor, trustee or personal representative with the same force and effect as if given by Owner. Owner hereby advises Tenant that Owner’s current agent is McGovern & Associates, 16 West 32nd Street, Suite 407, New York, New York 10001. Owner shall notify Tenant of any change in its agent.
46. LEASE NOT BINDING UNLESS EXECUTED AND DELIVERED
It is specifically understood and agreed that this lease is offered to Tenant by the managing agent of the building, solely in its capacity as such agent and subject to Landlord’s acceptance and approval and that Tenant has hereunto affixed its signature with the understanding that the said lease shall not in any way bind Landlord or its agent until such time as the same has been approved and executed by Landlord and delivered to Tenant. The execution and delivery of this lease by Tenant shall constitute an irrevocable offer to enter into this lease on the part of Tenant and Tenant represents that the Other Broker, if any, shall not seek compensation from Landlord if Landlord and Tenant do not approve, execute and deliver this lease.
47. CONFLICT BETWEEN RIDER AND PRINTED LEASE
If and to the extent that any of the provisions of any rider to this lease conflict or are otherwise inconsistent with any of the printed provisions of this lease, whether or not such inconsistency is expressly noted in the rider, the provisions of the rider shall prevail. In the event the party of the first part is referred to in this lease as “Owner”, the term “Landlord”, as used herein, shall be deemed synonymous with the term “Owner”.
48. SPECIAL SERVICES
Upon Tenant’s request Landlord or its managing agent may, but, except as otherwise expressly provided in this lease, shall not be obligated to, perform or cause to be performed for Tenant from time to time various construction, repair and maintenance work, moving services and other types of work or services in or about the demised premises and the building. If such work or services shall be performed for Tenant, Tenant agrees to pay therefor either the standard charges of Landlord or its managing agent in effect from time to time, if any, or the amount agreed to be paid for such services. Tenant agrees to pay all such charges within ten (10) days after Landlord or Landlord’s managing agent has submitted a bill therefor and unless otherwise expressly provided in writing such charges shall be payable as additional rent under this lease and in the event of a default by Tenant in the payment thereof Landlord shall have all of the remedies hereunder that Landlord would have in the event of a default in the payment of annual rent.

49. AS IS
Wall to Wall Carpet to be installed before April 01, 05 Tenant acknowledges that it has inspected the building and the demised premises, agrees to accept the demised premises in its “AS IS” physical condition as of the date possession is tendered to Tenant and acknowledges that Landlord shall not be obligated to make any improvements or alterations to the demised premises whatsoever, except as may be provided on the Work letter annexed hereto as Exhibit “A”, if any.
50. ADDITIONAL ASSIGNMENT AND SUBLETTING PROVISIONS
The Article to this lease captioned “Assignment, Mortgage, Etc,” (Article 11) is hereby amended by adding to said Article the following sub-paragraphs:
(a)	The consent by Landlord to any assignment, subletting, or occupancy shall not in anywise be construed to relieve Tenant from obtaining the express consent, in writing, of Landlord to any further assignment, subletting, sub-subletting, or occupancy. Landlord may withhold or delay its consent for any reason whatsoever.
(b)	Tenant shall have no right to assign this lease or sublet the whole or any part of the demised premises to any party which is then a tenant, subtenant, licensee or occupant of any part of the building in which the demised premises are located.
(c)	If Tenant hereunder shall be a corporation, the transfer of a majority of the stock of Tenant shall be deemed an assignment of this lease.
(d)	Each sublease of the demised premises shall be deemed to contain the following provisions, whether or not specifically included therein:
(1) “In the event of a default under any underlying lease of all or any portion of the premises demised hereby which results in the termination of such lease, or if the lessor under any such underlying lease shall exercise any right to cancel or terminate such underlying lease, the subtenant hereunder shall, at the option of the lessor under any such lease, attorn to and recognize such lessor as Landlord hereunder and shall, promptly upon such lessor’s request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition. The subtenant hereunder hereby waives all rights under present or future law to elect, by reason of the termination of such underlying lease, to terminate this sublease or surrender possession of the premises demised hereby. If the lessor under such underlying lease does not exercise the aforesaid option, the term of the sublease shall terminate simultaneously with the term of the underlying lease and subtenant hereby agrees to vacate the premises subleased on or before the effective date of termination of the underlying lease.”
“This sublease may not be assigned or the sublet premises further sublet, in whole or in part, without the prior written consent of the lessor under any underlying lease of all or any portion of the premises demised hereby.”

(e)	Tenant agrees to pay to Landlord reasonable attorney’s fees incurred by Landlord in connection with any proposed assignment of Tenant’s interest in this lease or any proposed subletting of the demised premises or any part thereof.
51. HOLDING OVER
If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this lease, such holding over shall not be deemed to extend the term or renew this lease, but such holding over thereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:
(a) 1/12 of the highest annual rent rate set forth on page one of this lease, times 3, plus
(b) 1/12 of the net increase, if any, in annual fixed rental due solely to increases in the cost of the value of electric service furnished to the premises in effect on the last day of the term of this lease, plus
(c) 1/12 of all other items of annual additional rental, which annual additional rental would have been payable pursuant to this lease had this lease not expired, plus
(d) those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this lease, had this lease not expired, which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant’s failure to vacate the demised premises after the expiration or sooner termination of this lease. The aforesaid provisions of this Article shall survive the expiration or sooner termination of this lease.
52. LIMITATION ON RENT
If at the commencement of, or at any time during the term of this lease, the rent reserved in this lease is not fully collectible by reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant agrees to take such steps as Landlord may request to permit Landlord to collect the maximum rents which may be legally permissible from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent reduction, Tenant shall pay to Landlord, to the extent permitted by law, an amount equal to (a) the rents which would have been paid pursuant to this lease but for such legal rent restriction less (b) the rents paid by Tenant to Landlord during the period such legal rent restriction was in effect.
53. BROKERAGE

Tenant warrants and represents to Landlord that has had no dealings with any broker or agent in connection with this lease and covenants and agrees to hold harmless and indemnify Landlord from and against any and all costs, expenses or liability for any compensation, commissions, fees and charges claimed by any other broker or agent with respect to this lease or the negotiation thereof. The obligation of Tenant contained in this Article shall survive the expiration or earlier termination of this lease.
54. GOVERNMENTAL REGULATIONS
If, at any time during the term of this lease, Landlord expends any sums for alterations or improvements to the building which are required to be made pursuant to any law, ordinance or governmental regulation, or any portion of such law, ordinance or governmental regulation, which becomes effective after the date hereof, Tenant shall pay to Landlord, as additional rent, the same percentage of such cost as is set forth in the provision of this lease which requires Tenant to pay increases in Real Estate Taxes, within ten (10) days after demand therefor. If, however, the cost of such alteration or improvement is one which is required to be amortized over a period of time pursuant to applicable governmental regulations, Tenant shall pay to Landlord, as additional rent, during each year in which occurs any part of this lease term, the above-stated percentage of the reasonable annual amortization of the cost of the alteration or improvements made. For the purposes of this Article, the cost of any alteration or improvement made shall be deemed to include the cost of preparing any necessary plans and the fees for filing such plans.
55. ADDITIONAL RENT
All payments other than the annual rent to be made by Tenant pursuant to this lease shall be deemed additional rent and, in the event of any nonpayment thereof, Landlord shall have all rights and remedies provided for herein or by law for nonpayment of rent. Tenant shall have fifteen (15) days from its receipt of any additional rent statement to notify Landlord, by certified mail, return receipt requested, that it disputes the correctness of such statement. After the expiration of such fifteen (15) day period, such statement shall be binding and conclusive upon Tenant. If Tenant disputes the correctness of such statement, Tenant shall, as a condition precedent to its right to contest such correctness, make payment of the additional rent billed, without prejudice to its position. If such dispute is finally determined in Tenant’s favor, Landlord shall refund to Tenant the amount overpaid (without interest).
56. SUBMISSION TO JURISDICTION, ETC.
This lease shall be deemed to have been made in New York County, New York, and shall be construed in accordance with the laws of the State of New York. All actions or proceedings relating, directly or indirectly, to this lease shall be litigated only in courts located within the County of New York. Tenant, any guarantor of the performance of its obligations here under (“Guarantor”) and their successors and assigns hereby subject themselves to the jurisdiction of any state or federal court located within such county, waive the personal service of any process upon them in any action or proceeding therein and consent that such process be served by certified or registered mail, return receipt request, directed to the Tenant and any successor at

Tenant’s address hereinabove set forth, to Guarantor and any successor at the address set forth in the instrument of guaranty and to any assignee at the address set forth in the instrument of assignment. Such service shall be deemed made two (2) days after such process is mailed. If (i) Landlord commences any action or proceeding against Tenant, or (ii) Landlord is required to defend any action or proceeding commenced by Tenant, in connection with this lease and such action or proceeding is disposed of, by settlement, judgment or otherwise, favorably to Landlord, Landlord shall be entitled to recover from Tenant in such action or proceeding, or a subsequently commenced action or proceeding, landlord’s reasonable attorneys’ fees and disbursements incurred in connection with such action or proceeding and all prior and subsequent discussions and negotiations and correspondence relating thereto.

If any monies owing by Tenant under this lease are paid more than fifteen (15) days after the date such monies are payable pursuant to the provisions of this lease, Tenant shall pay Landlord interest thereon, at the then maximum legal rate, for the period from the date such monies were payable to the date such monies are paid.
57. CONDITIONAL LIMITATION
If Tenant snail default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, during any two months, whether or not consecutive, in any twelve (12) month period, and (i) such default continued for more than five (5) days after written notice of such default by Landlord to Tenant, and (ii) Landlord, after the expiration of such five (5) day grace period, served upon Tenant petition and notice of petition to dispossess Tenant by summary proceedings in each such instance, then, notwithstanding that such defaults may have been cured prior to the entry of a judgment against Tenant, any further default in the payment of any money due Landlord hereunder which shall continue for more than five (5) days after landlord shall give a written notice of such default shall be deemed to be deliberate and Landlord may thereafter serve a written three (3) days’ notice of cancellation of this lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period was the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this lease.
In addition, if Tenant shall have defaulted in the performance of the same or a substantially similar covenant hereunder, other than a covenant for the payment of rent or additional rent, twice during any consecutive twelve (12) month period and Landlord, in each case, shall have given a default notice in respect of such default, then, regardless of whether Tenant shall have cured such defaults within any applicable grace period, if Tenant shall again default in respect of the same or a substantially similar covenant hereunder within a twelve (12) month period after Landlord gave the second such default notice, Landlord, at its option, and without further notice to Tenant or opportunity for Tenant to cure such default, may elect to cancel this lease by serving a written three (3) days’ notice of cancellation of this lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term hereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this lease.
58. LANDLORD’S MANAGING AGENT

Tenant agrees that all of the representations, warranties, waivers and indemnities made in this lease by Tenant for the benefit of Landlord shall also be deemed to inure to and be for the benefit of Landlord’s managing agent, if any, its officers, directors, employees and independent contractors.
59. EXCULPATION
If Tenant shall request Landlord’s consent or approval and Landlord shall fail or refuse to give such consent or approval, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent or approval, it being agreed that Tenant’s sole remedy shall be an action for specific performance or an injunction, and that such remedy shall be available only in those cases where landlord has expressly agreed in writing not to unreasonably withhold its consent or approval or where as a matter of law, Landlord may not unreasonably withhold its consent or approval.
Tenant acknowledges and agrees that if Landlord shall be an individual, joint venture, tenancy-in-common, firm or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture, tenancy-in-common, firm or partnership in respect of any of the covenants or conditions of this lease. In addition, notwithstanding anything to the contrary contained in this lease, it is agreed and understood that Tenant shall look solely to the estate and property of Landlord in the Building for the enforcement of any judgment (or other judicial decree) requiring the payment of money by Landlord to Tenant by reason of any default or breach by Landlord in the performance of its obligations under this lease, it being intended hereby that no other assets of Landlord or its principals shall be subject to levy, execution, attachment or other such legal process for the enforcement or satisfaction of the remedies pursued by Tenant in the event of such default or breach.
60. INSURANCE
During the term and at all other times (if any) that Tenant has possession of the demised premises, Tenant shall pay for and keep in force comprehensive general liability policies with broad form endorsements and water damage legal liability coverage against any and all liability occasioned by accident or occurrence, such policies to be written by recognized and well-rated insurance companies authorized to transact business in the State of New York, in the minimum amount of $2,000,000.00 combined single limit for personal injuries, death and loss of, and damage to property. Tenant shall obtain “All Risk” insurance having extended coverage for fire and other casualties for its personal property, fixtures and equipment for the full replacement value thereof and such insurance policies, and any other property damage policies of Tenant, shall have an appropriate clause or endorsement whereby the insurer waives subrogation or consents to a waiver of the right of recovery against Landlord and Landlord’s agent, and, to the extent permitted by law, Tenant hereby agrees not to make any claim against, or seek to recover from Landlord and Landlord’s agent for any loss of, or damage to property of the type covered by such insurance without regard to whether Tenant’s claims exceed the coverage limits of its insurance policies. If the waiver and release set forth in the previous sentence shall be prohibited by law, the liability of any party that would have been released shall be secondary to the other insurance. If at any time during the term it appears that public liability or property damage limits in the City of New York for premises similarly situated, due regard being given to the use and occupancy thereof, are higher than the foregoing limits, then Tenant shall increase the foregoing limits accordingly. Landlord and its agent shall be named as additional insureds in the aforesaid general liability insurance policies. All policies shall provide that Landlord shall be afforded thirty (30) days prior notice of cancellation of such insurance. Tenant shall deliver certificates of insurance evidencing such policies upon renewal and upon demand. All premiums and charges for the aforesaid insurance shall be paid by Tenant and if Tenant shall fail to make such payment when due, Landlord may make it and the amount thereof may, at the option of Landlord be added to and become a part of the additional rent payable hereunder. Tenant shall not violate or permit to be violated any condition of any of said policies and Tenant shall perform and satisfy the requirements of the companies writing such policies.
61. GUARD SERVICE
The Landlord is not required to provide guard service. Landlord reserves the right to cancel or withhold such service at anytime for any reason whatsoever. In the event Landlord now employs or hereafter employs a security guard or guard service (hereinafter the “Guard”) in the building, Tenant shall pay to Landlord, as additional rent, in advance, together with each installment of the annual rent provided for herein, a percentage of the cost of employing the Guard, including, but not limited to, any employee benefits, social security taxes and other expenses which are incurred by Landlord therefor, which percentage shall be the same percentage as is now set forth in the provision of this lease which provides for the payment by Tenant of increases in Real Estate Taxes, Landlord reserves the right to (i) initially set the days and hours the Guard is employed, (ii) to change, at will, such hours and days, and (iii) to discontinue the employment of the Guard, all in its sole and absolute discretion. The furnishing of the Guard by Landlord shall not be deemed to impose any obligation on the part of the Landlord for the security of the building, the demised premises or the contents of the demised premises, and Tenant hereby unconditionally waives any rights or claims against Landlord and Landlord’s managing agent by reason of any acts or omissions of the Guard employed.
62. SIGNS & BILLBOARD
Tenant shall not display or cause anyone to display any signs or advertisement, or any other item on or about the public areas of the building within which the Premises are located without Landlord’s prior written consent. Landlord may withhold consent for any reason whatsoever or for no reason at all, and establish such terms and conditions for display. If Tenant should violate this provision in any manner whatsoever, the Landlord may remove any such display without notice at Tenant’s expense.
63. UTILITY COST PAYMENTS
Tenant will, at Tenant’s own cost and expense, install the electricity meters, and throughout the lease term maintain such meters so that all electricity used by the Tenant, (or its agents, employees, guests or invitees), for any purpose whatsoever will be separately metered and billed directly to the Tenant by the supplier. Payments due and owing the supplier of said utilities will be deemed additional rent hereunder, and in the event Tenant fails to pay any such charge beyond any applicable grace periods, such failure will be considered a default hereunder. In the event that Tenant fails to pay such charge, and such failure results in the imposition of a lien on the demised premises or the building containing the demised premises, Tenant will post a bond in the amount necessary to remove such lien, and will remove, at Tenant’s expense, such lien as of record, within ten (10) days after notice of its imposition.
Landlord makes no representations or warranties with respect to the quality and suitability of the electrical system, water supply or gas supply for Tenant’s use. Tenant represents and warrants that it will not use the electrical system, water supply system or gas supply system in such a way as to damage or interrupt such services to the remaining portion of the building.
Landlord will in no event be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of said services are not suitable for Tenant’s requirements or upon the failure of the appropriate public utility company to deliver gas, water, or electrical service to the demised premises for any reason whatsoever.
64. That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord as follows, situated in the Borough of Manhattan, County of New York and State of New York, the sixth floor, of the building known as 16 West 32nd Street for the term of five (5) years (hereinafter referred to as the “Term”) beginning April 1, 2005 and ending March 31, 2010, at the following monthly rental rate: RENT. The fixed monthly rent shall be:
a)	from April 1, 2005 to March 31, 2006: $5,859.00/month;	3%

b)	from April 1, 2006 to March 31, 2007: $6,034.77/month;	3%

c)	from April 1, 2007 to March 31, 2008: $6,215.81/month;	3%

d)	from April 1, 2008 to March 31, 2009: $6,402.28/month;	3%

e)	from April 1, 2009 to March 31, 2010: $6,594.35/month;
Which Tenant agrees to pay in advance on the first day of each month during the Term, at the offices of the Landlord or such other place as Owner may designate, without any set off or reduction whatsoever.
65. ELEVATORS
As further amendment to Article 31 of this lease, Tenant agrees to strictly comply with Landlord’s requirements regarding operation and use of the elevators in the building. Landlord may promulgate reasonable regulations regarding operation of the elevators at any time. Tenant agrees that violation of these rules and regulations by Tenant will constitute a material breach of this lease.
66. SUBORDINATION
As further amendment to this lease, Tenant acknowledges that this lease is subordinate to the lien of any mortgage placed on the building and that the Tenant shall execute and deliver a subordination agreement to Landlord’s Lender upon that Lender’s request and that the Tenant shall execute and deliver an estoppel certificate to Landlord’s Lender upon that Lender’s or Landlord’s request.
67. AIR CONDITIONING ROOM
Tenant shall provide access to Landlord’s agents at all times to the Air Conditioning Room.
68. INTENTIONALLY OMITTED
69. INDEMNIFICATION
Tenant covenants and agrees to indemnify and save harmless Landlord and any fee owner and any mortgagee and any lessor under any ground or underlying lease, and their respective contractors, agents and employees, licensees and invitees, from and against any all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, interest and expenses (including but not limited to, reasonable counsel fees and disbursements incurred in the defense of any action or proceeding), to which they may be subject or which they may suffer by reason of any claim for, any injury to, or death of, any person or persons (including, without limitation, Landlord, its agents, contractors, employees, licensees, invitees) or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the occupancy or use of or from any work, installation or thing whatsoever done in or at the Demised Premises during the Lease Term or resulting from any default by Tenant in the performance of Tenant’s obligations under the Lease.
70. Tenant covenants, warrants and agrees that in the event the fire and/or liability insurance rate for the Building will increase as a result of the use or occupation of the Demised Premises by Tenant, then, and in such event, Tenant shall pay to the Landlord the entire increased cost of insurance premium resulting from any rate increase. Such sums shall be due and payable on the first day of the month following rendition of Landlord’s billing or notification to Tenant and will be deemed as additional rent and collectable as such. A letter or certificate by the insurance company or broker with whom the insurance coverage is made will be conclusive evidence of the increased premium and rate.
71. LATE FEES
If the base rent or any additional rent is not paid on or before the tenth (10th) day of the month for which said payment is due, there will be added, as additional rent, a late charge equal to five percent (5%) of the unpaid amount. The late charge shall increase by one percent (1%) of the unpaid amount for each and every day the payment is overdue. In addition thereto, all sums in arrears under the Lease will bear interest at the annual rate of twenty-four percent (24%) from their respective due dates until received by Landlord, but this in no way limits any claim for damages or any other rights or remedies available to Landlord for any breach or default by Tenant. Tenant’s obligations under the Lease will survive the expiration or sooner termination of the Lease. Acceptance by Landlord of payment from any party other than Tenant will not be deemed to operate as a consent by Landlord to any assignment or subletting to such party, nor constitute any acceptance of such party, as a tenant hereunder, nor vest any rights in such party nor release Tenant from any of its obligations, nor be deemed a modification of any of the Lease provisions.
72. CLEANING AND GARBAGE DISPOSAL
Cleaning, garbage collection and disposal are the responsibility of Tenant. Tenant will maintain the Demised Premises in a clean and orderly fashion. In case of Tenant’s failure to do so, Landlord will have the right, after notice to Tenant, to take any necessary steps to cause the Demised Premises to be cleaned at Tenant’s expense, and the amount so expended will be assessed as Additional Rent with the next ensuing rent payment. No person except for persons employed in Tenant’s business, may perform any maintenance or cleaning work in the Demised Premises without Landlord’s prior written approval.
Tenant, at its expense, will cause such exterminating procedures as may be necessary, including all those requested by Landlord, including but not limited to exterminating vermin, rodents, rats, insects, termites and otherwise, to be effected within the Demised Premises. For security reasons, no person may engage in such procedures unless such person is duly licensed to do so and has received Landlord’s prior written approval.
73. ALTERATIONS
Tenant agrees that in the event it performs any work whatsoever in the Demised Premises, same will be done in accordance with all rules and regulations of the appropriate municipal departments of the City of New York having jurisdiction thereof and Tenant will obtain and submit to Landlord, prior to commencement of any such work, any and all permits and approvals required and, after completion of said work, documentary evidence of all appropriate municipal and departmental approvals, all at Tenant’s cost and expense. Landlord will cooperate with Tenant and sign all documents as may be reasonably required to carry out terms of this Article. Supplementing Article 3 of the Lease, if Tenant will make any alterations, additions, changes or installations (‘“Tenant’s Improvements”) in or about the Demised Premises (but none will be made without Landlord’s prior written consent and no structural changes whatsoever are permitted), Tenant agrees to make the same at Tenant’s sole cost, expense and risk, and Tenant hereby agrees that Tenant will comply with each and all of the following:
(A) The plans and specifications for Tenant’s Improvements will be subject to the prior written approval of Landlord and of the holder of any mortgage affecting the Demised Premises. Tenant will submit two copies of said plans and specifications to Landlord for such approval, one of which may be retained by Landlord. No work will begin until said plans and specifications have been approved as aforesaid. Landlord or the mortgagee will have sixty (60) days to approve or disapprove of such plans and specifications.
(B) Tenant’s Improvements will be made with all dispatch, in a first-class manner, with first-class materials and workmanship and in conformity and compliance with the plans and specifications therefor. Only new materials, fixtures and equipment will be utilized for and in connection with Tenant’s Improvements. Tenant’s Improvements will be performed in a safe and careful manner and without injury to any part of the Demised Premises or the building containing the same. Tenant will take all proper steps to prevent damage to or destruction of any part of the Demised Premises or the building containing same.
(c) Prior to commencement of any work, Tenant will obtain all necessary permits, licenses and approvals required by any municipal department having jurisdiction thereof and provide copies of same to Landlord, and will obtain, workmen’s compensation insurance or cause contractor to obtain same.
(d) Any mechanic’s lien filed against the Premises, or the Real Property, for work claimed to have been done for, or materials claimed to have been furnished to. Tenant shall be discharged by Tenant within ten (10) days thereafter, at Tenant’s expense, by payment or filing the bond required by law. Tenant will not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Premises, whether in connection with any Alteration or otherwise, if, in Landlord’s sole discretion, such employment will interfere or cause any conflict with other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Landlord, will cause all contractors, mechanics, or laborers causing such interference or conflict to leave the Building immediately.
74. If, in connection with obtaining financing or refinancing for the Building of which the Demised Premises form a part, a banking, insurance company or other lender will request reasonable modifications to the Lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay, or defer its consent thereto. In no event will a requirement that the consent of any such lender be given for any lease modification or any assignment or sublease, be deemed to materially affect the leasehold interest hereby created.
75. No agreement to accept a surrender of the Lease will be valid unless it is in writing signed by Landlord or its duly authorized agent. No employee of Landlord or of Landlord’s agents will have any power to accept a surrender of the Lease. The delivery of keys to Landlord or any employee of Landlord or of Landlord’s agents will not operate as a termination of the Lease or a surrender of the Demised Premises. In the event of Tenant at any time desiring to have Landlord sublet the premises for Tenant’s account, Landlord or Landlord’s agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under the Lease. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of the Lease or any rules and regulations adopted by the Landlord, will not prevent a subsequent act, which would have originally constituted a violation. from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any lease covenant will not be deemed a waiver of such breach. No provision of the Lease will be deemed to have been waived by Landlord or Tenant, unless such waiver be in writing signed by the applicable party.
76. Supplementing Article 19 of the Lease, if Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under any terms or provisions of the Lease, (a) Landlord may remedy such default for the account of Tenant, immediately and without notice in case of emergency, or in any other case if Tenant shall fail to remedy such default with all reasonable dispatch after Landlord shall have notified Tenant in writing of such default and the applicable grace period for curing such default shall have expired; and (b) if Landlord makes any expenditures or incurs any obligations for the payment of money in connection with such uncured default including but not limited to reasonable attorneys’ fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the maximum rate permitted by law, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord upon rendition of a bill to Tenant therefor. The obligations of Tenant to make such payment shall survive the expiration or other termination of the Lease.
77. Any and all notices which Landlord is or may be entitled to give to Tenant under any provision of the Lease or the law (including for non-payment of rent or for default of the Lease)may be executed and delivered by Landlord’s attorneys on behalf of the Landlord, and in such event shall have the same force and effect as if executed and given directly by the Landlord.
78. Landlord reserves the right without any liability whatsoever, or abatement of fixed annual rent, or additional rent, to stop the heating, plumbing, electric and other systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, provided that except in case of emergency, Landlord will notify Tenant in advance, if possible, of such stoppage and, if ascertainable, its estimated duration, and will proceed diligently with the work necessary to resume such service as promptly as possible and in a manner so as to minimise the interference with the Tenant’s use and enjoyment of the Demised Premises, but Landlord shall not be obligated to employ overtime or premium labor or grant a rent abatement.
79. (a) It is understood that the Demised Premises will be used by Tenant solely as a retail and wholesale banking facility with related banking uses and executive office and for no other purpose. Tenant shall at its own sole cost and expense, comply with all rules, regulations, orders and violations of any and all departments, whether City, State or Federal having jurisdiction thereof. It is understood that the Demised Premises may not be used for residential purposes and that sleeping overnight in the Premises, cooking or other such housekeeping functions are not permitted. It is further understood that Tenant shall not bring construction equipment, construction materials, or anything not pertaining to general office use into the premises without prior written approval of the Landlord. Tenant will dispose of all waste (medical and otherwise) in accordance with all applicable laws and regulations. Failure to comply will constitute a material breach of this lease.
(b) A violation of any of the terms of this Article shall give to the Landlord the right to restrain the same by injunctive relief and/or cancel and terminate the Lease after notice and opportunity to cure as provided herein.
80. It is agreed between the parties hereto that Tenant or anyone claiming through Tenant, shall have no right whatsoever to assert or set up or plead as a counterclaim against Landlord, its heirs, successors and assigns. In any action or proceeding which Landlord may institute by reason of failure of Tenant to pay rent hereunder, Tenant does hereby waive the right to assert counterclaims of Tenant in any nonpayment proceeding. Any claim or counterclaim of the Tenant shall be by an independent action and shall not be consolidated with any action or proceeding for nonpayment of rent.
81. In the event Tenant shall attempt to interpose a counterclaim, any summary proceeding brought by the Landlord and Tenant shall attempt to interpose a counterclaim and notwithstanding Landlord’s objection and the provisions of this Lease, the interposing of that counterclaim is permitted, Tenant agrees and confirms that it shall deposit with the Landlord’s attorney, in escrow and in crust the amount of rent and additional rent as demanded in the summary proceeding instituted by Landlord. Tenant grants jurisdiction to the Court in such proceeding to require such deposit to be made as a condition precedent to the determination of whether the interposing of the counterclaim should be permitted notwithstanding the provisions of this Lease to the contrary.
82. If Tenant shall be in default in the payment of any monthly installment of rent for a period often (10) days or more and by reason of such default Landlord shall institute a nonpayment summary proceeding, then and in such event Tenant shall reimburse Landlord for the expense and disbursements incurred by Landlord, which fee is hereby fixed to be the sum of $500.00 for each nonpayment proceeding plus attorney’s fees, and which sum may be included in the petition for nonpayment as additional rent.
83. No delay or delays in the payment of rent or additional rent on the dates agreed upon, and no failure of Landlord to enforce the provisions of this agreement upon any neglect, delay or default of Tenant in keeping and performance of the covenants and conditions by Tenant to be kept or to be performed, shall create a custom of deferred payment or modify in any way the provisions of this lease or the right of Landlord to otherwise enforce the provisions hereof. No receipt by Landlord of any rent or portion of rent shall be deemed a waiver of the right of Landlord to enforce the payment of rent or additional or augmented rent of any kind previously due or which may thereafter become due, or to exercise any rights or remedies reserved to Landlord hereunder, and also the failure of Landlord to enforce any covenant as to which Tenant may be guilty of a breach or be in default, shall not be deemed to void the right of Landlord to enforce the same or any other covenants or conditions on the occasion of any subsequent breach or default. If at any time during the term of this lease or any renewal thereof Landlord shall accept less than the regular herein-stated installment of rent due for any particular month or months of said term, or Tenant shall fail or refuse to make any payment for water rates, sewer charges, insurance or other payments required to be made by Tenant, then and in that event in addition to any other rights, remedies, proceedings or actions allowed to Landlord by the terms of this lease, the difference between the amount then payable and the rent actually paid and accepted by Landlord, and also any unpaid amount of water rates, sewer taxes, insurance or other payments required to be paid by Tenant, including cost of repair, may at the option of Landlord, be charged to and against Tenant and collected from Tenant’s Security Deposit, and Tenant shall continue to be liable therefor. Tenant shall refund to Landlord such portion of the security so used.
84. Tenant agrees to use its best efforts to maintain the demised premises free and clear of any and all violations that may be imposed upon Landlord by the Department of Buildings and/or any other governmental or municipal agency having jurisdiction over the demised premises. Tenant understands and agrees to perform such work as may be required so that in the event the demised premises shall be inspected by the Department of Buildings or any other governmental or municipal agency having jurisdiction therein, such inspection shall reveal no violations in the demised premises. In the event such an inspection occurs and one or more violations are placed on the demised premises, Tenant hereby covenants to cure any and all of such violation(s), and indemnify Landlord for fees, fines or expenses incurred which Landlord shall send to Tenant by Certified Mail, Return Receipt Requested. In the event Tenant shall fail to cure any and all violations within the above-mentioned thirty (30) day period, Landlord shall have the right to exercise all of the remedies available under this Lease.
85. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the absolute right to prescribe the weight and position of all safes which must be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at its own expense in settings sufficient in Landlord’s judgment to absorb and prevent vibration, noise and annoyance. Tenant agrees that upon the written request of Landlord, Tenant will, within fifteen (15) days of the mailing of such request, provide rubber or other approved settings for absorbing, preventing and decreasing noise and/or vibration from any or all machines or machinery. Such insulation or other devices for the prevention, decrease or elimination of noise satisfactory to Landlord shall be made in such manner and of such material as Landlord may direct. In the event that Tenant fails to comply with the aforesaid request within the fifteen (15) days aforementioned, Landlord may, at its option, by notice in writing to Tenant, cause the terms of this lease to expire or liquidated damages will be assessed. Landlord in such event shall have the right to reenter the premises by summary proceedings or otherwise without liability. Landlord shall give not less than ten (10) days’ notice of its election to terminate the lease as above provided. Landlord shall have the right to enter the demised premises with workers and materials and to insulate the machinery as above provided, collecting from Tenant the cost of such work as additional rent in the event that Tenant fails to comply with the written request aforementioned after the expiration of fifteen (15) days from the receipt thereof.
86. In the event that on the date the Landlord repossesses the demised premises under any provision of this lease or upon the termination of this lease or upon the expiration of the demised term, whichever is earlier, there remains within the demised premises any property belonging to the Tenant, the Landlord may remove said property and dispose of same at public or private sale; or if said property is not able to be sold, the Landlord may dispose of it in any other manner, without any liability whatsoever.
87. It is understood and agreed that in the event Landlord shall receive any ‘“Recommendations” from any insurance carrier or carriers that provide insurance coverage for the building in which demised premises constitutes a part, the demised premises itself, or any portion thereof, recommending any additions, improvements, installations, repairs or deletions to the demised premises or the building in which the demise premises constitutes a part, which recommendations shall be attributable to Tenant’s use or occupancy of the demised premises, Tenant shall satisfactorily complete such “Recommendations” within thirty (30) days subsequent to Landlord’s notification to Tenant of such “Recommendations”. In the event

Tenant shall tail to complete or fail to satisfactorily complete the work required by any and all such “Recommendations” within the thirty (30) day period provided for hereinabove, Landlord shall have the right to all remedies provided for in this lease. In the event the insurance carrier who makes any “Recommendations”: shall notify Landlord in writing that a time period loner than the above mentioned thirty (30) days to cure or correct any condition resulting “Recommendation” is acceptable to said insurance carrier, Tenant shall not be deemed in default until the time period permitted by said insurance carrier has expired.
88. The Landlord or its agents shall have reasonable access to the demised premises for the maintenance of the rest of the building,
89. With respect to Paragraph 9 of the printed form of lease, the Landlord shall only be obligated to repair damages caused by a fire or other casualty to the demised premises only to the extent the demised premises existed on the date of the execution of this lease. The Landlord shall not be required to repair any damage to alterations, improvements or additions made by the Tenant.
90. If Tenant is in default under this Lease more then two (2) times within any twelve month period, irrespective of whether or not such default is cured, then, without limiting Landlord’s other rights and remedies provided for in this Lease or at law or in equity, the Security Deposit shall automatically be increased by an amount equal to three (3) times the then current Security Deposit.
91. Tenant will pay the first and last monthly installments of rent on the execution hereof. Such installments shall be paid by a bank check drawn on a bank with offices in New York, New York.
92. REMOVAL OF ELECTRICAL AND TELECOMMUNICATIONS WIRES
(a) Landlord May Elect to Either Remove or Keep Wires. Within 15 days after the expiration or sooner termination of the Lease. Landlord may elect (“Election Right”) by written notice to Tenant to:
(i) Retain any or all wiring, cables, risers, and similar installations appurtenant thereto installed by Tenant in the risers of the Building (“Wiring”);
(ii) Remove any or all such Wiring and restore the Premises and risers to their condition existing prior to the installation of the Wiring (“Wire Restoration Work”). Landlord shall perform such Wire Restoration Work at Tenant’s sole cost and expense; or
(iii) Require Tenant to perform the Wire Restoration Work at Tenant’s sole cost and expense.
(b)	Survival. The provisions of this Clause shall survive the expiration or sooner termination of the Lease.

(c) Condition of Wiring. In the event Landlord elects to retain the Wiring (pursuant to Paragraph a(l) hereof), Tenant covenants that:
(i) Tenant shall be the sole owner of such Wiring, that Tenant shall have good right to surrender such Wiring, and that such Wiring shall be free of all liens and encumbrances; and
(ii) All wiring shall be left in good condition, working order, properly labeled at each end and in each telecommunications/electrical closet and junction box, and in safe condition.
(d) Landlord retains Security Deposit. Notwithstanding anything to the contrary, Landlord may retain Tenant’s Security Deposit after the expiration or sooner termination of the Lease until the earliest of the following events:
(i) Landlord elects to retain the Wiring pursuant to Paragraph a(I);
(ii) Landlord elects to perform the Wiring Restoration Work pursuant to Paragraph (a)(ii) and the Wiring Restoration Work is complete and Tenant has fully reimbursed Landlord for all costs related thereto; or
(iii) Landlord elects to require the Tenant to perform the Wiring Restoration Work pursuant to Paragraph (a)(iii) and the Wiring Restoration Work is complete and Tenant has paid for all costs related thereto;
(e) Landlord Can Apply Security Deposit. In the event Tenant fails or refuses to pay all costs of the Wiring Restoration Work within 10 days of Tenant’s receipt of Landlord’s notice requesting Tenant’s reimbursement for or payment of such costs, Landlord may apply all or any portion of Tenant’s security deposit towards the payment of such unpaid costs relative to the Wiring Restoration Work.
(F) No Limit on Right to Sue. The retention or application of such Security Deposit by Landlord pursuant to this Clause does not constitute a limitation on or waiver of Landlord’s right to seek future remedy under law or equity.
93. INTENTIONALLY OMITTED.
94. INTENTIONALLY OMITTED.
95. INTENTIONALLY OMITTED
96. With respect to Paragraph 23 of the printed form of lease, Tenant may peaceably and quietly enjoy the premises hereby demised, subject also to any rights of the prior tenant to the premises. Landlord will indemnify Tenant against the claims of the prior tenant provided Tenant has not defaulted under the Lease. Tenant waives any right to seek damages from Landlord in the event the prior tenant regains possession of the premises. Tenant’s sole remedy will be the cancellation of any obligation to pay rent or additional rent if the prior tenant regains legal possession of the premises.
97. Tenant shall, at its sole cost and expense, be liable and responsible for repairing and cleaning any and all waste drains and pipes in and from the Demised Premises which may become clogged or stopped from any waste or sewage emanating from Tenant’s premises.

98. Tenant’s security deposit of $17,577.00 will be held in a non interest bearing account. Tenant will deposit additional security on each annual anniversary of the lease to ensure that the security deposit equals three (3) months of the then current rent.

/s/ Nani Thanawala

PND, LLC	NARA BANK
By: Robert An, Member	By: Nani Thanawala
First Vice President

STANDARD FORM OF LOFT LEASE
The Real Estate Board of New York, Inc.
Agreement of Lease, made as of this day of June 19, 2005, between PDN, LLC, 217-220 Linden Blvd., Cambria Hts., NY party of the first part, hereinafter referred to as OWNER, and Nara Bank, 16 West 22nd Street, New York, NY 10001 party of the second part, hereinafter referred to as TENANT,
Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Rooms 607 in the building known as 16 West 32nd Street in the Borough of Manhattan, City of New York, for the term of three (3) years (or until such term shall sooner cease or expire as herein after provided) to commence on the 1st day of July two thousand five, and to end on the 30th day of June, two thousand eight and both dates inclusive, at an annual rental rate of See Clause 64.
which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).
     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner’s predecessor in interest, Owner may at Owner’s option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.
     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:	1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:	2. Tenant shall use and occupy demised premises
See Clause-79
provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.
Alterations:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner’s prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant’s expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner, Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant’s contractors and sub-contractors to carry such workman’s compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic’s lien is filed against the demised premises, or the building of which the lame forms part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant’s expense, by payment or filing the bond required by law or otherwise. All fixtures and all pancling, partitions, railings and like installation, installed in the premises at any time, either by Tenant or by Owner on Tenant’s behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises Unless Owner, by notice, to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner’s right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant’s expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant’s removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant’s removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner’s property or removed from the premises by Owner, at Tenant’s expense.
Repairs:
4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant’s sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant’s servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant’s fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred, by Owner Shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner promote notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant’s servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to-any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant’s sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.
Window Cleaning:
5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.
Requirements of Law, Fire Insurance:
6. Prior to the commencement of the lease term. If Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant’s sole cost and expense, promptly Comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commission and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which Shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant’s use or manner of use thereof, or, with respect to the building, if arising out of Tenant’s use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the commencement of Tenant’s occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or “make-up” or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all sales, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant’s expense, in settings sufficient, in Owner’s judgement, to absorb and prevent vibration, noise and annoyance.
Subordination:
7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.
Tenant’s Liability Insurance Property Loss, Damage, Indemnity:
8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner’s own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney’s fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant’s agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant’s agents, contractors, employees, invitees or licensees. Tenant’s liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant’s expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not be unreasonably withheld.
Destruction, Fire and Other Casualty:
9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner’s right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner’s rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner’s control. After any such casualty, Tenant shall cooperate with Owner’s restoration by removing from the premises as promptly as reasonably possible, all of Tenant’s salvageable inventory and movable equipment, furniture, and other property. Tenant’s liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant’s occupancy. (e) Nothing contained herein-above shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner’s obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors’ insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the wavier shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to wavier of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant’s furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant here by waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.
Eminent Domain:
10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Do main for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant’s moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner’s ward.
Assignment, Mortgage, Etc.:
11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.
Electric Current:
12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner’s opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.
Access to Premises:
13. Owner or Owner’s agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant’s failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon

Rider to be added if necessary.

the demised premises the usual notices “To Let” and “For Sale” which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner’s agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant’s property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of “Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant’s property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant’s obligation hereunder.
Vault, Vault Space, Area:
14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/ or occupy, is to be used and/or occupied under a revocable, license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.
Occupancy:
15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner’s work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant’s business, Tenant shall be responsible for and shall procure and maintain such license or permit.
Bankruptcy:
16.(a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provision of this Article 16 shall be applicable only to the party then owning Tenant’s interest in this lease.
     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premised for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so relet during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceeding in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.
Default
17.(1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted “or if this lease be rejected under §235 of Title 11 of the U.S. Code (bankruptcy code);” or if any execution or attachment shall be issued against Tenant or any of Tenant’s property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen(15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days’ notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.
     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant of other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.
Remedies of Owner and Waiver of Redemption:
18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or other wise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part of parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner’s option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental that that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant’s covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant’s liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such a legal expenses, reasonable attorneys’ fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner’s option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner’s sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach of threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.
Fees and Expenses:
19. If Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under or by virtue of any of the terms of provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment or money, including but not limited to reasonable attorney’s fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant’s default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant’s lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.
Building Alterations and Management:
20. Owner shall have the right at any time without the same constituting and eviction and without incurring liability to Tenant therefor to change the arrangement and or location or public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner’s imposition of any controls of the manner of access to the building by Tenant’s social or business visitors as the Owner may decent necessary for the security of the building and its occupants.

No Representations by Owner:
21. Neither Owner nor Owner’s agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same “as is” on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory conditions at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect and abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.
End of Term:
22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.
Quiet Enjoyment:
23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant’s part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.
Failure to Give Possession:
24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner’s inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the term of this lease, Tenant covenants and agrees that such possession and/ or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law.
No Waiver:
25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner’s right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owners as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner’s agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner’s agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.
Waiver of Trial by Jury:
26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant’s use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.
Inability to Perform:
27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor trouble or any cause whatsoever beyond Owner’s sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.
Bills and Notices:
28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.
Water Charges:
29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant’s water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant’s occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant’s own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month,     % ($     ) of the total meter charges as Tenant’s portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.
Sprinklers:
30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant’s business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant’s expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $     , on the first day of each month during the term of this lease, as Tenant’s portion of the contract price for sprinkler supervisory service.
Elevators, Heat, Cleaning:
31. As long as Tenant is not in default under any the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall:(a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturday’s from 8 a.m to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8

Space to be filled in or deleted.

a.m: to 1 p.m; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant’s expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant’s refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.
Security:
32. Tenant has deposited with Owner the sum of $ 7,800.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, But not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default of for any sum which owner any expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer of assignment made of the security to a new owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.
Captions:
33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit of describe the scope of this lease nor the intent of any provision thereof.
Definitions:
34. The term “Owner” as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building, (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties of their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning. The term “rent” includes the annual rental rate whether so expressed or expressed in monthly installments, and “additional rent”. “Additional rent” means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term “business days” as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State of Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.
Adjacent Excavation Shoring:
35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.
Rules and Regulations:
36. Tenant and Tenant’s servants, employees, agents, visitors, and licenses shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner’s agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner’s agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulations upon Tenant’s part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licenses.
Glass:
37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant’s expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefore shall be rendered by Owner the Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.
Estoppel Certificate:
38. Tenant, at any time, and from time to time upon at least 10 days, prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under the Lease, and, if so, specifying each such default.
Directory Board Listing:
39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.
Successors and Assigns:
40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributes, executors, administrators, successors, and except as otherwise provided in this lease, their assign. Tenant shall look only to Owner’s estate and interest in the land and building for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner(or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant’s use and occupancy of the demised premises.

Space to be filled in or deleted.
In Witness Thereof, Owner and Tenant have respectively signed and sealed this lease as of day and year first above written.

Witness for Owner:	PND, LLC
By: Robert An
[L.S]

Nani Thanawala

Witness for Owner:	Nani Thanawala
By:

	/s/ Nani Thanawala	[L.S]

First Vice President/ Controller

RIDER ATTACHED TO AND FORMING PART OF LEASE BETWEEN PND, LLC, A NEW YORK LIMITED LIABILITY COMPANY, AS LANDLORD AND NARA BANK, AS TENANT COVERING PREMISES LOCATED AT ROOM 607 IN THE BUILDING KNOWN AS 16 WEST 32ND STREET, NEW YORK, NEW YORK
41.	TAX INCREASES
The Tenant agrees to pay as additional rent annually during the terms of this lease two percent (2%) of any increase in the Real Estate Tax (as such term is hereinafter defined) above those for the fiscal year 2004/2005. Such additional rent shall be paid when the Tax becomes fixed and within ten (10) days after demand therefor by the Owner and shall be collectible as additional rent. For the final year of the lease term the Tenant shall be obligated to pay only a pro rata share of such percentage of any such increase in taxes. Tax bills (except as hereinafter provided) shall be conclusive evidence of the amount of such taxes and shall be used for the calculation of the amounts to be paid by Tenant.
The term “Real Estate Taxes” shall mean all the real estate taxes and assessments, special or otherwise, assessed or imposed by Federal, State or Local Governments against or upon the building of which the Premises form a part and the land upon which it is erected. If due to change in the method of taxation, any franchise, income, profit tax, or other payment, shall be levied against Landlord in whole or part in substitution for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit or other tax or payment shall be deemed to be a Real Estate Tax for the purposes hereof. If Owner should incur expense in connection with Owner’s endeavor to reduce or prevent increase in assessed valuation. Tenant shall be obligated to pay as additional rent the amount computed by multiplying the percent set forth in line 2 hereof times such expense, and such amount shall be due and payable upon demand by Owner and collectible in the same manner as annual rent. The obligation to make any payments of additional rent pursuant to this Article shall survive the expiration or other termination of this lease.
42.	EXCULPATORY CLAUSE
In any action brought to enforce the obligations of Owner under this lease, any Judgment or decree shall be enforceable against Owner only to the extent of Owner’s interest in the building of which the Premises form a part, and no such judgment shall be the basis of execution on, or be a lien on assets of Owner or any assets of any party being a partner or stockholder in Owner, other than the interest in said building.
43.	DEPOSIT OF CHECKS
Owner’s deposit of any checks delivered by Tenant simultaneously with Tenant’s execution of this lease shall not constitute Owner’s execution and delivery of this lease.
44.	PARTIAL PAYMENT

If Owner receives from Tenant any payment (partial payment) less than the sum of the fixed annual rent, additional rent and other charges then due and owing pursuant to the terms of this lease, Owner in its sole discretion, may allocate such Partial Payment in whole or in part to any fixed annual rent, any additional rent and or any other charges or to any combination thereof.
45.	NOTICES
Whenever Owner is required or permitted to send any notice or demand to Tenant under or pursuant to this lease, it may be given by Owner’s agent, attorney, executor, trustee or personal representative with the same force and effect as if given by Owner. Owner hereby advises Tenant that Owner’s current agent us McGovern & Associates, 16 West 32nd Street, Suite 407, New York, New York 10001. Owner shall notify Tenant of any change in its agent.
46.	LEASE NOT BINDING UNLESS EXECUTED AND DELIVERED
It is specifically understood and agreed that this lease is offered to Tenant by the managing agent of the building, solely in its capacity as such agent and subject to Landlord’s acceptance and approval and that Tenant has hereunto affixed its signature with the understanding that the said lease shall not in any way bind Landlord or its agent until such time as the same has been approved and executed by Landlord and delivered to Tenant. The execution and delivery of this lease by Tenant shall constitute an irrevocable offer to enter into this lease on the part of Tenant and Tenant represents that the Other Broker, if any, shall not seek compensation from Landlord if Landlord and Tenant do not approve, execute and deliver this lease.
47.	CONFLICT BETWEEN RIDER AND PRINTED LEASE
If and to the extent that any of the provisions of any rider to this lease conflict or are. otherwise inconsistent with any of the printed provisions of this lease, whether or not such inconsistency is expressly noted in the rider, the provisions of the rider shall prevail. In the event the party of the first part is referred to in this lease as “Owner”, the term “Landlord”, as used herein, shall be deemed synonymous with the term “Owner”.
48.	SPECIAL SERVICES
Upon Tenant’s request Landlord or its managing agent may, but, except as otherwise expressly provided in this lease, shall not be obligated to, perform or cause to be performed for Tenant from time to time various construction, repair and maintenance work, moving services and other types of work or services in or about the demised premises and the building. If such work or services shall be performed for Tenant, Tenant agrees to pay therefor either the standard charges of Landlord or its managing agent in effect from time to time, if any, or the amount agreed to be paid for such services. Tenant agrees to pay all such charges within ten (10) days after Landlord or Landlord’s managing agent has submitted a bill therefor and unless otherwise expressly provided in writing such charges shall be payable as additional rent under this lease and in the event of a default by Tenant in the payment thereof Landlord shall have all of the remedies hereunder that Landlord would have in the event of a default in the payment of annual rent.

49.	AS IS
Tenant acknowledges that it has inspected the building and the demised premises, agrees to accept the demised premises in its “AS IS” physical condition as of the date possession is tendered to Tenant and acknowledges that Landlord shall not be obligated to make any improvements or alterations to the demised premises whatsoever, except as may be provided on the Work letter annexed hereto as Exhibit “A”, if any.
50.	ADDITIONAL ASSIGNMENT AND SUBLETTING PROVISIONS
The Article to this lease captioned “Assignment, Mortgage, Etc.” (Article 11) is hereby amended by adding to said Article the following sub-paragraphs:
(a)	The consent by Landlord to any assignment, subletting, or occupancy shall not in any wise be construed to relieve Tenant from obtaining the express consent, in writing, of Landlord to any further assignment, subletting, sub-subletting, or occupancy. Landlord may withhold or delay its consent for any reason whatsoever.

(b)	Tenant shall have no right to assign this lease or sublet the whole or any part of the demised premises to any party which is then a tenant, subtenant, licensee or occupant of any part of the building in which the demised premises are located.

(c)	If Tenant hereunder shall be a corporation, the transfer of a majority of the stock of Tenant shall be deemed an assignment of this lease.

(d)	Each sublease of the demised premises shall be deemed to contain the following provisions, whether or not specifically included therein:
(1) “In the event of a default under any underlying lease of all or any portion of the premises demised hereby which results in the termination of such lease, or if the lessor under any such underlying lease shall exercise any right to cancel or terminate such underlying lease, the subtenant hereunder shall, at the option of the lessor under any such lease, attorn to and recognize such lessor as Landlord hereunder and shall, promptly upon such lessor’s request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition. The subtenant hereunder hereby waives all rights under present or future law to elect, by reason of the termination of such underlying lease, to terminate this sublease or surrender possession of the premises demised hereby. If the lessor under such underlying lease does not exercise the aforesaid option, the term of the sublease shall terminate simultaneously with the term of the underlying lease and subtenant hereby agrees to vacate the premises subleased on or before the effective date of termination of the underlying lease.”
“This sublease may not be assigned or the sublet premises further sublet, in whole or in part, without the prior written consent of the lessor under any underlying lease of all or any portion of the premises demised hereby.”

(e)	Tenant agrees to pay to Landlord reasonable attorney’s fees incurred by Landlord in connection with any proposed assignment of Tenant’s interest in this lease or any proposed subletting of the demised premises or any part thereof.
51.	HOLDING OVER
If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this lease, such holding over shall not be deemed to extend the term or renew this lease, but such holding over thereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:
(a) 1/12 of the highest annual rent rate set forth on page one of this lease, times 3, plus
(b) 1/12 of the net increase, if any, in annual fixed rental due solely to increases in the cost of the value of electric service furnished to the premises in effect on the last day of the term of this lease, plus
(c) 1/12 of all other items of annual additional rental, which annual additional rental would have been payable pursuant to this lease had this lease not expired, plus
(d) those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this lease, had this lease not expired, which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant’s failure to vacate the demised premises after the expiration or sooner termination of this lease. The aforesaid provisions of this Article shall survive the expiration or sooner termination of this lease.
52.	LIMITATION ON RENT
If at the commencement of, or at any time during the term of this lease, the rent reserved in this lease is not fully collectible by reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant agrees to take such steps as Landlord may request to permit Landlord to collect the maximum rents which may be legally permissible from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved therefor under this lease). Upon the termination of such legal rent reduction, Tenant shall pay to Landlord, to the extent permitted by law, an amount equal to (a) the rents which would have been paid pursuant to this lease but for such legal rent restriction less (b) the rents paid by Tenant to Landlord during the period such legal rent restriction was in effect.
53.	BROKERAGE

Tenant warrants and represents to Landlord that it has had no dealings with any broker or agent in connection with this lease and covenants and agrees to hold harmless and indemnify Landlord from and against any and all costs, expenses or liability for any compensation, commissions, fees and charges claimed by any other broker or agent with respect to this lease or the negotiation thereof. The obligation of Tenant contained in this Article shall survive the expiration or earlier termination of this lease.
54.	GOVERNMENTAL REGULATIONS
If, at any time during the term of this lease, Landlord expends any sums for alterations or improvements to the building which are required to be made pursuant to any law, ordinance or governmental regulation, or any portion of such law, ordinance or governmental regulation, which becomes effective after the date hereof, Tenant shall pay to Landlord, as additional rent, the same percentage of such cost as is set forth in the provision of this lease which requires Tenant to pay increases in Real Estate Taxes, within ten (10) days after demand therefor. If, however, the cost of such alteration or improvement is one which is required to be amortized over a period of time pursuant to applicable governmental regulations, Tenant shall pay to Landlord, as additional rent, during each year in which occurs any part of this lease term, the above-stated percentage of the reasonable annual amortization of the cost of the alteration or improvements made. For the purposes of this Article, the cost of any alteration or improvement made shall be deemed to include the cost of preparing any necessary plans and the fees for filing such plans.
55.	ADDITIONAL RENT
All payments other than the annual rent to be made by Tenant pursuant to this lease shall be deemed additional rent and, in the event of any nonpayment thereof, Landlord shall have all rights and remedies provided for herein or by law for nonpayment of rent. Tenant shall have fifteen (15) days from its receipt of any additional rent statement to notify Landlord, by certified mail, return receipt requested, that it disputes the correctness of such statement. After the expiration of such fifteen (15) day period, such statement shall be binding and conclusive upon Tenant. If Tenant disputes the correctness of such statement, Tenant shall, as a condition precedent to its right to contest such correctness, make payment of the additional rent billed, without prejudice to its position. If such dispute is finally determined in Tenant’s favor, Landlord shall refund to Tenant the amount overpaid (without interest).
56.	SUBMISSION TO JURISDICTION, ETC.
This lease shall be deemed to have been made in New York County, New York, and shall be construed in accordance with the laws of the State of New York. All actions or proceedings relating, directly or indirectly, to this lease shall be litigated only in courts located within the County of New York. Tenant, any guarantor of the performance of its obligations hereunder (“Guarantor”) and their successors and assigns hereby subject themselves to the jurisdiction of any state or federal court located within such county, waive the personal service of any process upon them in any action or proceeding therein and consent that such process be served by certified or registered mail, return receipt request, directed to the Tenant and any successor at

Tenant’s address hereinabove set forth, to Guarantor and any successor at the address set forth in the instrument of guaranty and to any assignee at the address set forth in the instrument of assignment. Such service shall be deemed made two (2) days after such process is mailed. If (i) Landlord commences any action or proceeding against Tenant, or (ii) Landlord is required to defend any action or proceeding commenced by Tenant, in connection with this lease and such action or proceeding is disposed of, by settlement, judgment or otherwise, favorably to Landlord, Landlord shall be entitled to recover from Tenant in such action or proceeding, or a subsequently commenced action or proceeding, landlord’s reasonable attorneys’ fees and disbursements incurred in connection with such action or proceeding and all prior and subsequent discussions and negotiations and correspondence relating thereto.
If any monies owing by Tenant under this lease are paid more than fifteen (15) days after the date such monies are payable pursuant to the provisions of tins lease, Tenant shall pay Landlord interest thereon, at the then maximum legal rate, for the period from the date such monies were payable to the date such monies are paid.
57.	CONDITIONAL LIMITATION
If Tenant shall default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, during any two months, whether or not consecutive, in any twelve (12) month period, and (i) such default continued for more than five (5) days after written notice of such default by Landlord to Tenant, and (ii) Landlord, after the expiration of such five (5) day grace period, served upon Tenant petition and notice of petition to dispossess Tenant by summary proceedings in each such instance, then, notwithstanding that such defaults may have been cured prior to the entry of a judgment against Tenant, any further default in the payment of any money due Landlord hereunder which shall continue for more than five (5) days after landlord shall give a written notice of such default shall be deemed to be deliberate and Landlord may thereafter serve a written three (3) days’ notice of cancellation of this lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period was the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this lease.
In addition, if Tenant shall have defaulted in the performance of the same or a substantially similar covenant hereunder, other than a covenant for the payment of rent or additional rent, twice during any consecutive twelve (12) month period and Landlord, in each case, shall have given a default notice in respect of such default, then, regardless of whether Tenant shall have cured such defaults within any applicable grace period, if Tenant shall again default in respect of the same or a substantially similar covenant hereunder within a twelve (12) month period after Landlord gave the second such default notice, Landlord, at its option, and without further notice to Tenant or opportunity for Tenant to cure such default, may elect to cancel this lease by serving a written three (3) days’ notice of cancellation of this lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term hereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this lease.
58.	LANDLORD’S MANAGING AGENT

Tenant agrees that all of the representations, warranties, waivers and indemnities made in this lease by Tenant for the benefit of Landlord shall also be deemed to inure to and be for the benefit of Landlord’s managing agent, if any, its officers, directors, employees and independent contractors.
59.	EXCULPATION
If Tenant shall request Landlord’s consent or approval and Landlord shall fail or refuse to give such consent or approval, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent or approval, it being agreed that Tenant’s sole remedy shall be an action for specific performance or an injunction, and that such remedy shall be available only in those cases where landlord has expressly agreed in writing not to unreasonably withhold its consent or approval or where as a matter of law, Landlord may not unreasonably withhold its consent or approval.
Tenant acknowledges and agrees that if Landlord shall be an individual, joint venture, tenancy-in-common, firm or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture, tenancy-in-common, firm or partnership in respect of any of the covenants or conditions of this lease, In addition, notwithstanding anything to the contrary contained in this lease, it is agreed and understood that Tenant shall look solely to the estate and property of Landlord in the Building for the enforcement of any judgment (or other judicial decree) requiring the payment of money by Landlord to Tenant by reason of any default or breach by Landlord in the performance of its obligations under this lease, it being intended hereby that no other assets of Landlord or its principals shall be subject to levy, execution, attachment or other such legal process for the enforcement or satisfaction of the remedies pursued by Tenant in the event of such default or breach.
60.	INSURANCE
During the term and at all other times (if any) that Tenant has possession of the demised premises. Tenant shall pay for and keep in force comprehensive general liability policies with broad form endorsements and water damage legal liability coverage against any and all liability occasioned by accident or occurrence, such policies to be written by recognized and well-rated insurance companies authorized to transact business in the State of New York, in the minimum amount of $2,000,000,00 combined single limit for personal injuries, death and loss of, and damage to property. Tenant shall obtain “All Risk” insurance having extended coverage for fire and other casualties for its personal property, fixtures and equipment for the full replacement value thereof and such insurance policies, and any other property damage policies of Tenant, shall have an appropriate clause or endorsement whereby the insurer waives subrogation or consents to a waiver of the right of recovery against Landlord and Landlord’s agent, and, to the extent permitted by law, Tenant hereby agrees not to make any claim against, or seek to recover from Landlord and Landlord’s agent for any loss of, or damage to property of the type covered by such insurance without regard to whether Tenant’s claims exceed the coverage limits of its insurance policies. If the waiver and release set forth in the previous sentence shall be prohibited by law, the liability of any party that would have been released shall be secondary to the other insurance. If at any time during the term it appears that public liability or property damage limits in the City of New York for premises similarly situated, due regard being given to the use and occupancy thereof, are higher than the foregoing limits, then Tenant shall increase the foregoing limits accordingly. Landlord and its agent shall be named as additional insureds in the aforesaid general liability insurance policies. All policies shall provide that Landlord shall be afforded thirty (30) days prior notice of cancellation of such insurance. Tenant shall deliver certificates of insurance evidencing such policies upon renewal and upon demand. All premiums and charges for the aforesaid insurance shall be paid by Tenant and if Tenant shall fail to make such payment when due, Landlord may make it and the amount thereof may, at the option of Landlord be added to and become a part of the additional rent payable hereunder. Tenant shall not violate or permit to be violated any condition of any of said policies and Tenant shall perform and satisfy the requirements of the companies writing such policies.
61.	GUARD SERVICE
The Landlord is not required to provide guard service. Landlord reserves the right to cancel or withhold such service at anytime for any reason whatsoever. In the event Landlord now employs or hereafter employs a security guard or guard service (hereinafter the “Guard”) in the building, Tenant shall pay to Landlord, as additional rent, in advance, together with each installment of the annual rent provided for herein, a percentage of the cost of employing the Guard, including, but not limited to, any employee benefits, social security taxes and other expenses which are incurred by Landlord therefor, which percentage shall be the same percentage as is now set forth in the provision of this lease which provides for the payment by Tenant of increases in Real Estate Taxes. Landlord reserves the right to (i) initially set the days and hours the Guard is employed, (ii) to change, at will, such hours and days, and (iii) to discontinue the employment of the Guard, all in its sole and absolute discretion. The furnishing of the Guard by Landlord shall not be deemed to impose any obligation on the part of the Landlord for the security of the building, the demised premises or the contents of the demised premises, and Tenant hereby unconditionally waives any rights or claims against Landlord and Landlord’s managing agent by reason of any acts or omissions of the Guard employed.
62.	SIGNS & BILLBOARD
Tenant shall not display or cause anyone to display any signs or advertisement, or any other item on or about the public areas of the building within which the Premises are located without Landlord’s prior written consent. Landlord may withhold consent for any reason whatsoever or for no reason at all, and establish such terms and conditions for display. If Tenant should violate this provision in any manner whatsoever, the Landlord may remove any such display without notice at Tenant’s expense.
63.	UTILITY COST PAYMENTS
Tenant will, at Tenant’s own cost and expense, install the electricity meters, and throughout the lease term maintain such meters so that all electricity used by the Tenant, (or its agents, employees, guests or invitees), for any purpose whatsoever will be separately metered and billed directly to the Tenant by the supplier. Payments due and owing the supplier of said utilities will be deemed additional rent hereunder, and in the event Tenant fails to pay any such charge beyond any applicable grace periods, such failure will be considered a default hereunder. In the event that Tenant fails to pay such charge, and such failure results in the imposition of a lien on the demised premises or the building containing the demised premises, Tenant will post a bond in the amount necessary to remove such lien, and will remove, at Tenant’s expense, such lien as of record, within ten (10) days after notice of its imposition.
Landlord makes no representations or warranties with respect to the quality and suitability of the electrical system, water supply or gas supply for Tenant’s use. Tenant represents and warrants that it will not use the electrical system, water supply system or gas supply system in such a way as to damage or interrupt such services to the remaining portion of the building.
Landlord will in no event be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of said services are not suitable for Tenant’s requirements or upon the failure of the appropriate public utility company to deliver gas, water, or electrical service to the demised premises for any reason whatsoever.
64. That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord as follows, situated in the Borough of Manhattan, County of New York and State of New York, Room 607, of the building known as 16 West 32nd Street for the term of three (3) years (hereinafter referred to as the “Term”) beginning July 1, 2005 and ending June 30, 2008, at the following monthly rental rate: RENT. The fixed monthly rent shall be:
a) from July 1, 2005 to June 30, 2006: $2,600,00.’month;
b) from July 1, 2006 to June 30, 2007: $2,678.00/month;
c) from July 1, 2007 to June 30, 2008: $2,758,34/month;
Which Tenant agrees to pay in advance on the first day of each month during the Term, at the offices of the Landlord or such other place as Owner may designate, without any set off or reduction whatsoever.
65.	ELEVATORS
As further amendment to Article 31 of this lease, Tenant agrees to strictly comply with Landlord’s requirements regarding operation and use of the elevators in the building. Landlord may promulgate reasonable regulations regarding operation of the elevators at any time. Tenant agrees that violation of these rules and regulations by Tenant will constitute a material breach of this lease.
66.	SUBORDINATION
As further amendment to this lease, Tenant acknowledges that this lease is subordinate to the lien of any mortgage placed on the building and that the Tenant shall execute and deliver a subordination agreement to Landlord’s Lender upon that Lender’s request and that the Tenant shall execute and deliver an estoppel certificate to Landlord’s Lender upon that Lender’s or Landlord’s request.

67.	INTENTIONALLY OMITTED.

68.	INTENTIONALLY OMITTED.

69.	INDEMNIFICATION
Tenant covenants and agrees to indemnify and save harmless Landlord and any fee owner and any mortgagee and any lessor under any ground or underlying lease, and their respective contractors, agents and employees, licensees and invitees, from and against any all liability (statutory or otherwise), claims, suits, demands, damages Judgments, costs, interest and expenses (including but not limited to, reasonable counsel fees and disbursements incurred in the defense of any action or proceeding), to which they may be subject or which they may suffer by reason of any claim for, any injury to, or death of, any person or persons (including, without limitation, Landlord, its agents, contractors, employees, licensees, invitees) or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the occupancy or use of or from any work, installation or thing whatsoever done in or at the Demised Premises during the Lease Term or resulting from any default by Tenant in the performance of Tenant’s obligations under the Lease.
70. Tenant covenants, warrants and agrees that in the event the fire and/or liability insurance rate for the Building will increase as a result of the use or occupation of the Demised Premises by Tenant, then, and in such event, Tenant shall pay to the Landlord the entire increased cost of insurance premium resulting from any rate increase. Such sums shall be due and payable on the first day of the month following rendition of Landlord’s billing or notification to Tenant and will be deemed as additional rent and collectable as such. A letter or certificate by the insurance company or broker with whom the insurance coverage is made will be conclusive evidence of the increased premium and rate.
71.	LATE FEES
If the base rent or any additional rent is not paid on or before the tenth (10th ) day of the month for which said payment is due, there will be added, as additional rent, a late charge equal to five percent (5%) of the unpaid amount. The late charge shall increase by one percent (1%) of the unpaid amount for each and every day the payment is overdue. In addition thereto, all sums in arrears under the Lease will bear interest at the annual rate of twenty-four percent (24%) from their respective due dates until received by Landlord, but this in no way limits any claim for damages or any other rights or remedies available to Landlord for any breach or default by Tenant, Tenant’s obligations under the Lease will survive the expiration or sooner termination of the Lease, Acceptance by Landlord of payment from any party other than Tenant will not be deemed to operate as a consent by Landlord to any assignment or subletting to such party, nor constitute any acceptance of such party, as a tenant hereunder, nor vest any rights in such party nor release Tenant from any of its obligations, nor be deemed a modification of any of the Lease provisions.
72.	CLEANING AND GARBAGE DISPOSAL

nor release Tenant from any of its obligations, nor be deemed a modification of any of the Lease provisions.
72.	CLEANING AND GARBAGE DISPOSAL
Cleaning, garbage collection and disposal are the responsibility of Tenant. Tenant will maintain the Demised Premises in a clean and orderly fashion. In case of Tenant’s failure to do so, Landlord will have the right, after notice to Tenant, to take any necessary steps to cause the Demised Premises to be cleaned at Tenant’s expense, and the amount so expended will be assessed as Additional Rent with the next ensuing rent payment. No person except for persons employed in Tenant’s business, may perform any maintenance or cleaning work in the Demised Premises without Landlord’s prior written approval.
Tenant, at its expense, will cause such exterminating procedures as may be necessary, including all those requested by Landlord, including but not limited to exterminating vermin, rodents, rats, insects, termites and otherwise, to be effected within the Demised Premises. For security reasons, no person may engage in such procedures unless such person is duly licensed to do so and has received Landlord’s prior written approval.
73.	ALTERATIONS
Tenant agrees that in the event it performs any work whatsoever in the Demised Premises, same will be done in accordance with all rules and regulations of the appropriate municipal departments of the City of New York having jurisdiction thereof and Tenant will obtain and submit to Landlord, prior to commencement of any such work, any and all permits and approvals required and, after completion of said work, documentary evidence of all appropriate municipal and departmental approvals, all at Tenant’s cost and expense. Landlord will cooperate with Tenant and sign all documents as may be reasonably required to carry out terms of this Article. Supplementing Article 3 of the Lease, if Tenant will make any alterations, additions, changes or installations (“Tenant’s Improvements”) in or about the Demised Premises (but none will be made without Landlord’s prior written consent and no structural changes whatsoever are permitted), Tenant agrees to make the same at Tenant’s sole cost, expense and risk, and Tenant hereby agrees that Tenant will comply with each and all of the following:
(A) The plans and specifications for Tenant’s Improvements will be subject to the prior written approval of Landlord and of the holder of any mortgage affecting the Demised Premises. Tenant will submit two copies of said plans and specifications to Landlord for such approval, one of which may be retained by Landlord. No work will begin until said plans and specifications have been approved as aforesaid. Landlord or the mortgagee will have sixty (60) days to approve or disapprove of such plans and specifications.
(B) Tenant’s Improvements will be made with all dispatch, in a first-class manner, with first- class materials and workmanship and in conformity and compliance with the plans and specifications therefor. Only new materials, fixtures and equipment will be utilized for and in connection with Tenant’s Improvements. Tenant’s Improvements will be performed in a safe and careful manner and without injury to any part of the Demised Premises or the building containing the same. Tenant will take all proper steps to prevent damage to or destruction of any part of the Demised Premises or the building containing same.
(c) Prior to commencement of any work, Tenant will obtain all necessary permits, licenses and approvals required by any municipal department having jurisdiction thereof and provide copies of same to Landlord, and will obtain workmen’s compensation insurance or cause contractor to obtain same.
(d) Any mechanic’s lien filed against the Premises, or the Real Property, for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within ten (10) days thereafter, at Tenant’s expense, by payment or filing the bond required by law. Tenant will not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Premises, whether in connection with any Alteration or otherwise, if, in Landlord’s sole discretion, such employment will interfere or cause any conflict with other contractors, mechanics, or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such interference or conflict. Tenant, upon demand of Landlord, will cause all contractors, mechanics, or laborers causing such interference or conflict to leave the Building immediately.
74. If, in connection with obtaining financing or refinancing for the Building of which the Demised Premises form a part, a banking, insurance company or other lender will request reasonable modifications to the Lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay, or defer its consent thereto. In no event will a requirement that the consent of any such lender be given for any lease modification or any assignment or sublease, be deemed to materially affect the leasehold interest hereby created.
75. No agreement to accept a surrender of the Lease will be valid unless it is in writing signed by Landlord or its duly authorized agent. No employee of Landlord or of Landlord’s agents will have any power to accept a surrender of the Lease. The delivery of keys to Landlord or any employee of Landlord or of Landlord’s agents will not operate as a termination of the Lease or a surrender of the Demised Premises. In the event of Tenant at any time desiring to have Landlord sublet the premises for Tenant’s account, Landlord or Landlord’s agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under the Lease. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of the Lease or any rules and regulations adopted by the Landlord, will not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any lease covenant will not be deemed a waiver of such breach. No provision of the Lease will be deemed to have been waived by Landlord or Tenant, unless such waiver be in writing signed by the applicable party.
76. Supplementing Article 19 of the Lease, if Tenant shall default in the observance or performance of any term or covenant on Tenant’s part to be observed or performed under any terms or provisions of the Lease, (a) Landlord may remedy such default for the account of Tenant, immediately and without notice in case of emergency, or in any other case if Tenant shall fail to remedy such default with all reasonable dispatch after Landlord shall have notified Tenant in writing of such default and the applicable grace period for curing such default shall have expired; and (b) if Landlord makes any expenditures or incurs any obligations for the payment of money in connection with such uncured default including but not limited to reasonable attorneys’ fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the maximum rate permitted by law, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord upon rendition of a bill to Tenant therefor. The obligations of Tenant to make such payment shall survive the expiration or other termination of the Lease.
77. Any and all notices which Landlord is or may be entitled to give to Tenant under any provision of the Lease or the law (including for non-payment of rent or for default of the Lease) may be executed and delivered by Landlord’s attorneys on behalf of the Landlord, and in such event shall have the same force and effect as if executed and given directly by the Landlord.
78. Landlord reserves the right without any liability whatsoever, or abatement of fixed annual rent, or additional rent, to stop the heating, plumbing, electric and other systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, provided that except in case of emergency, Landlord will notify Tenant in advance, if possible, of such stoppage and, if ascertainable, its estimated duration, and will proceed diligently with the work necessary to resume such service as promptly as possible and in a manner so as to minimize the interference with the Tenant’s use and enjoyment of the Demised Premises, but Landlord shall not be obligated to employ overtime or premium labor or grant a rent abatement.
79. (a) It is understood that the Demised Premises will be used by Tenant solely as a retail and wholesale banking facility with related banking uses and executive office and for no other purpose. Tenant shall at its own sole cost and expense, comply with all rules, regulations, orders and violations of any and all departments, whether City, State or Federal having jurisdiction thereof. It is understood that the Demised Premises may not be used for residential purposes and that sleeping overnight in the Premises, cooking or other such housekeeping functions are not permitted. It is further understood that Tenant shall not bring construction equipment, construction materials, or anything not pertaining to general office use into the premises without prior written approval of the Landlord. Tenant will dispose of all waste (medical and otherwise) in accordance with all applicable laws and regulations. Failure to comply will constitute a material breach of this lease.
(b) A violation of any of the terms of this Article shall give to the Landlord the right to restrain the same by injunctive relief and/or cancel and terminate the Lease after notice and opportunity to cure as provided herein.
80. It is agreed between the parties hereto that Tenant or anyone claiming through Tenant, shall have no right whatsoever to assert or set up or plead as a counterclaim against Landlord, its heirs, successors and assigns. In any action or proceeding which Landlord may institute by reason of failure of Tenant to pay rent hereunder, Tenant does hereby waive the right to assert counterclaims of Tenant in any nonpayment proceeding. Any claim or counterclaim of the Tenant shall be by an independent action and shall not be consolidated with any action or proceeding for nonpayment of rent.
81. In the event Tenant shall attempt to interpose a counterclaim, any summary proceeding brought by the Landlord and Tenant shall attempt to interpose a counterclaim and notwithstanding Landlord’s objection and the provisions of this Lease, the interposing of that counterclaim is permitted, Tenant agrees and confirms that it shall deposit with the Landlord’s attorney, in escrow and in trust the amount of rent and additional rent as demanded in the summary proceeding instituted by Landlord, Tenant grants jurisdiction to the Court in such proceeding to require such deposit to be made as a condition precedent to the determination of whether the interposing of the counterclaim should be permitted notwithstanding the provisions of this Lease to the contrary.
82. If Tenant shall be in default in the payment of any monthly installment of rent for a period of ten (10) days or more and by reason of such default Landlord shall institute a nonpayment summary proceeding, then and in such event Tenant shall reimburse Landlord for the expense and disbursements incurred by Landlord, which fee is hereby fixed to be the sum of $500,00 for each nonpayment proceeding plus attorney’s fees, and which sum may be included in the petition for nonpayment as additional rent.

83. No delay or delays in the payment of rent or additional rent on the dates agreed upon, and no failure of Landlord to enforce the provisions of this agreement upon any neglect, delay or default of Tenant in keeping and performance of the covenants and conditions by Tenant to be kept or to be performed, shall create a custom of deferred payment or modify in any way the provisions of this lease or the right of Landlord to otherwise enforce the provisions hereof. No receipt by Landlord of any rent or portion of rent shall be deemed a waiver of the right of Landlord to enforce the payment of rent or additional or augmented rent of any kind previously due or which may thereafter become due, or to exercise any rights or remedies reserved to Landlord hereunder, and also the failure of Landlord to enforce any covenant as to which Tenant may be guilty of a breach or be in default, shall not be deemed to void the right of Landlord to enforce the same or any other covenants or conditions on the occasion of any subsequent breach or default. If at any time during the term of this lease or any renewal thereof Landlord shall accept less than the regular herein-stated installment of rent due for any particular month or months of said term, or Tenant shall fail or refuse to make any payment for water rates, sewer charges, insurance or other payments required to be made by Tenant, then and in that event in addition to any other rights, remedies, proceedings or actions allowed to Landlord by the terms of this lease, the difference between the amount then payable and the rent actually paid and accepted by Landlord, and also any unpaid amount of water rates, sewer taxes, insurance or other payments required to be paid by Tenant, including cost of repair, may at the option of Landlord, be charged to and against Tenant and collected from Tenant’s Security Deposit, and Tenant shall continue to be liable therefor. Tenant shall refund to Landlord such portion of the security so used.
84. Tenant agrees to use its best efforts to maintain the demised premises free and clear of any and all violations that may be imposed upon Landlord by the Department of Buildings and/or any other governmental or municipal agency having jurisdiction over the demised premises. Tenant understands and agrees to perform such work as may be required so that in the event the demised premises shall be inspected by the Department of Buildings or any other governmental or municipal agency having jurisdiction therein, such inspection shall reveal no violations in the demised premises, In the event such an inspection occurs and one or more violations are placed on the demised premises, Tenant hereby covenants to cure any and all of such violation(s), and indemnify Landlord for fees, fines or expenses incurred which Landlord shall send to Tenant by Certified Mail, Return Receipt Requested. In the event Tenant shall fail to cure any and all violations within the above-mentioned thirty (30) day period, Landlord shall have the right to exercise all of the remedies available under this Lease.
85. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the absolute right to prescribe the weight and position of all safes which must be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at its own expense in settings sufficient in Landlord’s judgment to absorb and prevent vibration, noise and annoyance. Tenant agrees that upon the written request of Landlord, Tenant will, within fifteen (15) days of the mailing of such request, provide rubber or other approved settings for absorbing, preventing and decreasing noise and/or vibration from any or all machines or machinery. Such insulation or other devices for the prevention, decrease or elimination of noise satisfactory to Landlord shall be made in such manner and of such material as Landlord may direct. In the event that Tenant fails to comply with the aforesaid request within the fifteen (15) days aforementioned, Landlord may, at its option, by notice in writing to Tenant, cause the terms of this lease to expire or liquidated damages will be assessed. Landlord in such event shall have the right to reenter the premises by summary proceedings or otherwise without liability. Landlord shall give not less than ten (10) days’ notice of its election to terminate the lease as above provided. Landlord shall have the right to enter the demised premises with workers and materials and to insulate the machinery as above provided, collecting from Tenant the cost of such work as additional rent in the event that Tenant fails to comply with the written request aforementioned after the expiration of fifteen (15) days from the receipt thereof.

86. In the event that on the date the Landlord repossesses the demised premises under any provision of this lease or upon the termination of this lease or upon the expiration of the demised term, whichever is earlier, there remains within the demised premises any property belonging to the Tenant, the Landlord may remove said property and dispose of same at public or private sale; or if said property is not able to be sold, the Landlord may dispose of it in any other manner, without any liability whatsoever.

87. It is understood and agreed that in the event Landlord shall receive any “Recommendations” from any insurance carrier or carriers that provide insurance coverage for the building in which demised premises constitutes a part, the demised premises itself, or any portion thereof, recommending any additions, improvements, installations, repairs or deletions to the demised premises or the building in which the demise premises constitutes a part, which recommendations shall be attributable to Tenant’s use or occupancy of the demised premises, Tenant shall satisfactorily complete such “Recommendations” within thirty (30) days subsequent to Landlord’s notification to Tenant of such “Recommendations”. In the event

Tenant shall fail to complete or fail to satisfactorily complete the work required by any and all Such “Recommendations” within the thirty (30) day period provided for hereinabove, Landlord shall have the right to all remedies provided for in this lease. In the event the insurance carrier who makes any “Recommendations”: shall notify Landlord in writing that a time period loner than the above mentioned thirty (30) days to cure or correct any condition resulting “Recommendation” is acceptable to said insurance carrier, Tenant shall not be deemed in default until the time period permitted by said insurance carrier has expired.

88. The Landlord or its agents shall have reasonable access to the demised premises for the maintenance of the rest of the building.

89. With respect to Paragraph 9 of the printed form of lease, the Landlord shall only be obligated to repair damages caused by a fire or other casualty to the demised premises only to the extent the demised premises existed on the date of the execution of this lease. The Landlord shall not be required to repair any damage to alterations, improvements or additions made by the Tenant.
90. If Tenant is in default under this Lease more then two (2) times within any twelve month period, irrespective of whether or not such default is cured, then, without limiting Landlord’s other rights and remedies provided for in this Lease or at law or in equity, the Security Deposit shall automatically be increased by an amount equal to three (3) times the then current Security Deposit.
91. Tenant will pay the first and last monthly installments of rent on the execution hereof. Such installments shall be paid by a bank check drawn on a bank with offices in New York, New York.

92. REMOVAL OF ELECTRICAL AND TELECOMMUNICATIONS WIRES
(a) Landlord May Elect to Either Remove or Keep Wires, Within 15 days after the expiration or sooner termination of the Lease. Landlord may elect (“Election Right”) by written notice to Tenant to:
(i) Retain any or all wiring, cables, risers, and similar installations appurtenant thereto installed by Tenant in the risers of the Building (“Wiring”);
(ii) Remove any or all such Wiring and restore the Premises and risers to their condition existing prior to the installation of the Wiring (“Wire Restoration Work”). Landlord shall perform such Wire Restoration Work at Tenant’s sole cost and expense; or
(iii) Require Tenant to perform the Wire Restoration Work at Tenant’s sole cost and expense.
(b)	Survival. The provisions of this Clause shall survive the expiration or sooner termination of the Lease.

(c) Condition of Wiring, In the event Landlord elects to retain the Wiring (pursuant to Paragraph a(I) hereof), Tenant covenants that:
(i) Tenant shall be the sole owner of such Wiring, that Tenant shall have good right to surrender such Wiring, and that such Wiring shall be free of all liens and encumbrances; and
(ii) All wiring shall be left in good condition, working order, properly labeled at each end and in each telecommunications/electrical closet and junction box, and in safe condition.
(d) Landlord retains Security Deposit. Notwithstanding anything to the contrary, Landlord may retain Tenant’s Security Deposit after the expiration or sooner termination of the Lease until the earliest of the following events:
(i) Landlord elects to retain the Wiring pursuant to Paragraph a(I);
(ii) Landlord elects to perform the Wiring Restoration Work pursuant to Paragraph (a)(ii) and the Wiring Restoration Work is complete and Tenant has fully reimbursed Landlord for all costs related thereto; or
(iii) Landlord elects to require the Tenant to perform the Wiring Restoration Work pursuant to Paragraph (a)(iii) and the Wiring Restoration Work is complete and Tenant has paid for all costs related thereto;
(e) Landlord Can Apply Security Deposit. In the event Tenant fails or refuses to pay all costs of the Wiring Restoration Work within 10 days of Tenant’s receipt of Landlord’s notice requesting Tenant’s reimbursement for or payment of such costs, Landlord may apply all or any portion of Tenant’s security deposit towards the payment of such unpaid costs relative to the Wiring Restoration Work.
(F) No Limit on Right to Sue, The retention or application of such Security Deposit by Landlord pursuant to this Clause does not constitute a limitation on or waiver of Landlord’s right to seek future remedy under law or equity.

93. INTENTIONALLY OMITTED.

94. INTENTIONALLY OMITTED.

95. INTENTIONALLY OMITTED

96. With respect to Paragraph 23 of the printed form of lease. Tenant may peaceably and quietly enjoy the premises hereby demised, subject also to any rights of the prior tenant to the premises. Landlord will indemnify Tenant against the claims of the prior tenant provided Tenant has not defaulted under the Lease. Tenant waives any right to seek damages from Landlord in the event the prior tenant regains possession of the premises. Tenant’s sole remedy will be the cancellation of any obligation to pay rent or additional rent if the prior tenant regains legal possession of the premises.

97. Tenant shall, at its sole cost and expense, be liable and responsible for repairing and cleaning any and all waste drains and pipes in and from the Demised Premises which may become clogged or stopped from any waste or sewage emanating from Tenant’s premises.

98. Tenant’s security deposit of $7,800.00 will be held in a non interest bearing account. Tenant will deposit additional security on each annual anniversary of the lease to ensure that the security deposit equals three (3) months of the then current rent.

/s/ Nani Thanawala

PND, LLC	NARA BANK
By: Robert An, Member	By:	Nani Thanawala FVP & Controller